UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 19, 2019 (March 14, 2019)

Date of Report

(Date of earliest event reported)

SYNCHRONY FINANCIAL

(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Long Ridge Road
Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

(203) 585-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 14, 2019, Synchrony Financial (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), to issue and sell $600,000,000 aggregate principal amount of 4.375% Senior Notes due 2024 (the “2024 Notes”) and $650,000,000 aggregate principal amount of 5.150% Senior Notes due 2029 (the “2029 Notes” and, together with the 2024 Notes, the “Notes”) in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-213681) (the “Registration Statement”) and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission.

The Notes will be governed by an Indenture, dated as of August 11, 2014 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented to March 19, 2019 and as further supplemented by an Eighth Supplemental Indenture, dated as of March 19, 2019 (the “Eighth Supplemental Indenture”), between the Company and the Trustee (as so supplemented, the “Indenture”).

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference into this Item 8.01 and into the Registration Statement. The foregoing summary of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Eighth Supplemental Indenture filed as Exhibit 4.1 hereto, and the forms of the Notes of each series, which are included in Exhibit 4.1 hereto, each of which is incorporated by reference into this Item 8.01 and into the Registration Statement, and the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 13, 2014.

A copy of the opinion of Sidley Austin LLP, relating to the validity of the Notes, is incorporated by reference into the Registration Statement and is filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

1.1	Underwriting Agreement, dated March 14, 2019, among Synchrony Financial and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto.

4.1	Eighth Supplemental Indenture, dated as of March 19, 2019, between Synchrony Financial and The Bank of New York Mellon, as Trustee.

4.2	Form of 4.375% Senior Notes due 2024 (included in Exhibit 4.1 hereto).

4.3	Form of 5.150% Senior Notes due 2029 (included in Exhibit 4.1 hereto).

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).

EXHIBIT INDEX

Number	Description

1.1	Underwriting Agreement, dated March 14, 2019, among Synchrony Financial and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto.

4.1	Eighth Supplemental Indenture, dated as of March 19, 2019, between Synchrony Financial and The Bank of New York Mellon, as Trustee.

4.2	Form of 4.375% Senior Notes due 2024 (included in Exhibit 4.1 hereto).

4.3	Form of 5.150% Senior Notes due 2029 (included in Exhibit 4.1 hereto).

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: March 19, 2019

	By:	/s/ Jonathan S. Mothner
	Name:	Jonathan S. Mothner
	Title:	Executive Vice President, General Counsel and Secretary